Ex. 99.1

NEWS RELEASE

CONTANGO SILVER & GOLD

Contango Converts Remaining Hedge Contracts into Debt

FAIRBANKS, AK - (July 6, 2026) - Contango Silver & Gold Inc. ("Contango" or the "Company") (NYSE American/ TSX: CTGO) is pleased to announce that it has amended its credit facility (the “Amended Credit Facility”) to convert the remaining 15,000 ounces of hedged gold into debt with its existing lenders. As part of the Amended Credit Facility, the interest rate was reduced to approximately 7.40%.

Rick Van Nieuwenhuyse, the Company’s CEO, commented: “We viewed the recent pullback in gold prices as an opportunistic window to completely liquidate our hedge book. By converting the remaining 15,000 ounces of hedge contracts into debt, we have successfully removed the ceiling on our future cash flows from gold production. We are particularly bullish on gold’s macro trajectory from these levels, and our priority is to deliver full, unhedged exposure to rising gold prices directly to Contango shareholders. Operationally, Manh Choh is in a transitional phase as mining transitions from the North Pit to the South Pit and is poised to finish 2026 with higher-grade campaigns, perfectly setting the stage for a record-breaking, fully unhedged production year in 2027. Crucially, we retain the flexibility to repay this debt at any time, and we remain aggressively focused on paying down the credit facility ahead of schedule.”

Highlights of the Amended Credit Facility

•
Interest rate reduced to approximately 7.40% from the previous rate of approximately 8.9%
•
No restructuring fee
•
Converted 15,000 hedged gold ounces with an average strike price of $1,935 with maturity dates ranging between March and June 2027 into $33.0 million (“M”) of debt
•
As part of a price protection strategy to offset the hedge settlements, the Company paid $715,000 to purchase 15,000 put contracts with a strike price of $3,100 per ounce with maturities in March and June 2027, which has been added to the debt
•
The total principal of the Amended Credit Facility increased from $12.6 M to $46.3 M, with principal repayments scheduled as follows:
o
September 30, 2026 - $1 M
o
December 31, 2026 - $1 M
o
March 31, 2027 - $15.5 M
o
June 30, 2027 - $28.8 M

Conference Call and Webcast

Contango will host a conference call and webcast to discuss the hedge conversion with CEO Rick Van Nieuwenhuyse and CFO Mike Clark on Monday, July 6, at 1:00pm EST / 10:00am PST.

Participants may join the webcast using the following call-in details: https://6ix.com/event/contango-silver-and-gold-update-on-hedges.

ABOUT CONTANGO

Contango is an NYSE American and TSX-listed mining company that engages in the exploration for and development of silver, gold, and associated minerals with a growth strategy focused on district-scale silver and gold exploration in British Columbia’s Golden Triangle funded by high-grade gold production in Alaska. The Company's flagship Canadian asset comprises approximately 247,000 acres (100,000 hectares) of prospective silver-gold mineral tenures in and around the Kitsault Valley, the southern cornerstone of the Golden Triangle. In Alaska, Contango holds a 30% interest in the Peak Gold JV, which leases approximately 675,000 acres of land for production and exploration on the Manh Choh project, with the remaining 70% owned by KG Mining (Alaska), Inc., an indirect subsidiary of Kinross Gold Corporation, operator of the Peak Gold JV. The Company and its subsidiaries also hold: (i) a lease on the Johnson Tract project, which consists of mineral rights to approximately 21,000 acres located near tidewater, 125 miles southwest of Anchorage, Alaska, from the underlying owner, CIRI; (ii) 100% ownership of the Lucky Shot project, which consists of mineral rights to approximately 8,600 acres of State of Alaska and patented mining claims located in the Willow Mining District about 75 miles north of Anchorage, Alaska; (iii) mineral rights to approximately 145,000 acres of State of Alaska mining claims; and (iv) mineral rights to approximately 11,700 acres of State of Alaska mining claims and upland mining leases, all of which give Contango the exclusive right to explore and develop minerals on these lands.

Additional information can be found on our web page at www.contangoore.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking information and forward-looking statements within the meaning of applicable securities (“Forward-looking Statements”). These include statements regarding Contango’s plans and expectations for its properties and operations, the content within future annual filings, operations in respect of Contango mineral properties and any benefits of investment in Contango. These Forward-looking Statements also include those relating to the Amended Credit Facility and its terms, the Company’s plans to repay that facility over time and potentially ahead of schedule, the conversion of the Company’s remaining hedges into debt and the resulting unhedged exposure to gold prices, management’s outlook on gold prices, the Company’s price protection strategy, and expectations for mining and production at Manh Choh through 2026 and into 2027. The Forward-looking Statements regarding Contango are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on Contango’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “intends”, “believes”, “ensures”, “forecasts”, “predicts”, “proposes”, “contemplates”, “aims”, “seeks”, “continues”, “potential”, “positioned”, “strategy”, “outlook”, “future”, “going forward”, “designed to”, and similar expressions or other words of similar meaning, and the negatives thereof, or stating that certain actions, events or results “may”, “might”, “will”, “should”, “would”, or “could” be taken, or that they are “possible”, “probable”, or “likely” to occur or be achieved). However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking Statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for and developing mineral reserves); risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by Contango or the Peak Gold JV; ability to realize the anticipated benefits of the Peak Gold JV; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks; risks related to weather and other natural disasters; uncertainties as to the availability and cost of financing; risks relating to the Company’s indebtedness under the Amended Credit Facility, including its ability to service or repay that debt on or ahead of schedule and the effect of changes in interest rates; the Company’s unhedged exposure to gold prices and the effectiveness of its price protection strategy; and the Company’s ability to achieve anticipated production and grades at Manh Choh, which depends in part on the operator of the Peak Gold JV; Contango’s inability to retain or maintain its relative ownership interest in the Peak Gold JV; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by an outbreak of disease, such as the COVID-19 pandemic; and the possibility that government policies may change, political developments may occur or governmental approvals may be delayed or withheld, including as a result of presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect Contango’s operations or financial results are included in Contango’s other reports on file with the U.S. Securities and Exchange Commission. Investors are cautioned that any Forward-looking Statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the Forward-looking Statements. Forward-looking Statements are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update Forward-looking Statements should circumstances or management’s estimates or opinions change.

CONTACTS:

Contango Silver & Gold

Rick Van Nieuwenhuyse

(907) 388-7770

www.contangoore.com